UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2026

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive Suite 250 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 284-0115
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, the board of directors (the “Board”) of Gyre Therapeutics, Inc. (the “Company”) appointed Yue Xiong, Ph.D. as a Class I director of the Company, Maxwell Kirkby as a Class II director of the Company and Claire Weston, Ph.D. as a Class III director of the Company, in each case effective as of August 1, 2026. Mr. Kirkby was also appointed to serve on the Compensation Committee of the Board and Dr. Weston was appointed to serve on the Audit Committee of the Board.

Mr. Kirkby and Dr. Weston will each receive an initial grant of stock options to purchase 40,000 shares of our common stock, vesting in equal monthly installments over three years, and will be entitled to receive cash compensation in accordance with the Company’s non-employee director compensation policy as generally described in the Company’s Definitive Proxy Statement filed on April 27, 2026. Mr. Kirkby and Dr. Weston are also entering into the Company’s standard form of indemnification agreement, a form of which was previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on October 30, 2023. Dr. Xiong previously entered into the Company’s standard form of indemnification agreement in connection with his appointment as the Company’s Chief Scientific Officer and will receive no additional compensation for his service on the Board.

There are no arrangements or understandings between any of Mr. Kirkby and Drs. Xiong and Weston and any other person pursuant to which such individual was appointed as director of the Company; there are no family relationships between any of Mr. Kirkby and Drs. Xiong and Weston and any director or executive officer of the Company; and none of Mr. Kirkby or Drs. Xiong and Weston are party to any transactions of the type that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01
Regulation FD Disclosure.

A copy of the Company’s press release announcing the foregoing appointments is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated July 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: July 16, 2026	By:	/s/ Thomas Eastling
	Name:	Thomas Eastling
	Title:	Chief Financial Officer

 3